EXHIBIT 99.1

PROXY

FOOTHILL INDEPENDENT BANCORP

SPECIAL MEETING OF STOCKHOLDERS

April 19, 2006

10:00 A.M. Pacific Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby revokes all previously granted proxies and nominates, constitutes and appoints William V. Landecena, O.L. Mestad and George E. Langley, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of FOOTHILL INDEPENDENT BANCORP which the undersigned is entitled to represent and vote at the Special Meeting of Stockholders of the Company to be held at the Shilo Hilltop Suites, 3101 W. Temple Avenue, Pomona, California, on April 19, 2006, at 10:00 A.M., Pacific Time, and at any and all adjournments and postponements thereof, as fully as if the undersigned were present and voting at the meeting, in the manner set forth on the reverse side of this proxy.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE

ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

ê	FOLD AND DETACH HERE	ê

FOOTHILL INDEPENDENT BANCORP — SPECIAL MEETING, April 19, 2006

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Call toll free 1-866-257-2280 on a Touch-Tone Phone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvotenow.com/fib and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

J Printed on recycled paper

PROXY
Foothill Independent Bancorp SPECIAL MEETING OF STOCKHOLDERS –April 19, 2006

The Directors Recommend a vote FOR Proposals 1 and 2.	Please mark as indicated in this example	☒

For	Against	Abstain

1. ADOPTION OF AGREEMENT AND PLAN OF MERGER DATED DECEMBER 14, 2005 PROVIDING FOR A MERGER OF FOOTHILL INDEPENDENT BANCORP WITH AND INTO FIRST COMMUNITY BANCORP.	☐	☐	☐	3. IN THEIR DISCRETION, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.	☐

2.. APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING IF NECESSARY TO SOLICIT ADDITIONAL PROXIES.	☐	☐	☐

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders to be held April 19, 2006 and the Proxy Statement-Prospectus furnished with this card.

Mark here if you plan to attend the special meeting:	☐

Mark here for address change and note change:	☐

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER ON THIS PROXY. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR THE ADOPTION OF AGREEMENT AND PLAN OF MERGER DATED DECEMBER 14, 2005 PROVIDING FOR A MERGER OF FOOTHILL INDEPENDENT BANCORP WITH AND INTO FIRST COMMUNITY BANCORP, AND FOR THE APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING IF NECESSARY TO SOLICIT ADDITIONAL PROXIES. THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE ON ALL OTHER MATTERS WHICH MAY COME BEFORE THE SPECIAL MEETING.

Date:
Please be sure to date and sign this instruction card in the box below.		Signature

Please sign your name exactly as it appears hereon. Executors, administrators, guardians, officers of corporations, and others signing in a fiduciary capacity should state their full titles as such.

Sign above

x x x IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW x x x

é	FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL	é

PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1.	By Mail; or
2.	By Telephone (using a Touch-Tone Phone); or
3.	By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., East Coast Time May 10, 2005. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., East Coast Time, April 19, 2006. 1-866-257-2280	Vote by Internet anytime prior to 3 a.m., East Coast Time, April 19, 2006 go to https://www.proxyvotenow.com/fib

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

Your vote is important!